SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)         July 14, 2004
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                          Varian Medical Systems, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                       1-7598                   94-2359345
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(State or Other Jurisdiction        (Commission File            (IRS Employer
      of Incorporation)                  Number)             Identification No.)

3100 Hansen Way, Palo Alto, CA                                    94304-1030
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code       (650) 493-4000
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.

      99.1 Press Release dated July 14, 2004 regarding Varian Medical Systems, Inc.'s announcement that: Varian Medical Systems Expects To Report Solid Growth In Net Earnings, Sales, Net Orders, and Backlog for Third Quarter of Fiscal 2004; Company Raises Earnings Guidance for Fiscal 2004.

Item 12. Results of Operations and Financial Condition.

      (a) On July 14, 2004, Varian Medical Systems, Inc. issued a press release announcing that: Varian Medical Systems Expects To Report Solid Growth In Net Earnings, Sales, Net Orders, and Backlog for Third Quarter of Fiscal 2004; Company Raises Earnings Guidance for Fiscal 2004.

      A copy of the press release is attached as Exhibit 99.1.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Varian Medical Systems, Inc.

                                  By:  /s/ JOSEPH B. PHAIR
                                       -----------------------------------------
                                  Name:  Joseph B. Phair
                                  Title: Vice President, Administration, General
                                         Counsel and Secretary

Dated: July 14, 2004


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

                                  EXHIBIT INDEX

Number                                  Exhibit
------                                  -------

 99.1 Press Release dated July 14, 2004 regarding Varian Medical Systems, Inc.'s announcement that: Varian Medical Systems Expects To Report Solid Growth In Net Earnings, Sales, Net Orders, and Backlog for Third Quarter of Fiscal 2004; Company Raises Earnings Guidance for Fiscal 2004.